Second Quarter
2006 Review
August 1, 2006
Second Quarter
2006 Review
August 1, 2006
John V. Faraci
Chairman & CEO
Marianne M. Parrs
Executive VP & CFO
John V. Faraci
Chairman & CEO
Marianne M. Parrs
Executive VP & CFO
Exhibit 99.2

Forward-Looking Statements
These
slides contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors that could cause actual results to differ relate to: (i) the execution of sale transactions currently under contract and the realization of anticipated sales proceeds thereunder, including the ability to successfully consummate the transactions without a material purchase price adjustment, the successful fulfillment (or waiver) of all conditions set forth in the sale agreements, the successful closing of the transactions within the estimated timeframes, and the ability to monetize the non-cash portion of the sale proceeds; (ii) the ability of the
Company to accomplish the transformation plan, including the ability to realize anticipated profit improvement from the plan and the ability to successfully negotiate satisfactory sale terms for assets that are being evaluated for sale but are not currently under contract; and
(iii) the effect of economic and industry conditions on the Company generally, and on the market price of the Company’s stock, including unanticipated events (in type, scope or magnitude) that would have a material adverse impact upon the Company’s liquidity or results of operations. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the Company's Securities and Exchange Commission filings.

During the course of this presentation, certain non-
U.S. GAAP financial information will be presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com
under
Investors.
Statements Relating to
Non-GAAP Financial Measures

4 Agenda Second Quarter 2006 Review Third Quarter 2006 Outlook Transformation Plan Update Second Quarter 2006 Review Third Quarter 2006 Outlook Transformation Plan Update

Second Quarter 2006 Summary
Solid second quarter, strong revenue
Improving IP paper and packaging pricing
Comparable volume to first quarter 2006
Strong manufacturing operations
Lower raw material costs / higher freight costs
Lower land sales / higher tax rate
Coated Papers included in continuing
operations
Solid second quarter, strong revenue
Improving IP paper and packaging pricing
Comparable volume to first quarter 2006
Strong manufacturing operations
Lower raw material costs / higher freight costs
Lower land sales / higher tax rate
Coated Papers included in continuing
operations

0.00
0.10
0.20
0.30
0.40
0.50
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
0.00
0.10
0.20
0.30
0.40
0.50
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2002 2003 2004 2005
2006
.13
.33
.27
.29
.14
.20
.21
.14
.12
.41
.32
.42
.35
.31
.28
.11
.20
.41
Diluted EPS from Continuing Operations
and Before Special Items
Best second quarter EPS results since 2000
$/Share
* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investors

$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
$0.45
$0.50
1Q'06 Price Volume /
Downtime
Cost /
Mix
Materials /
Freight
Land
Sales
Corporate
Items
Tax Other 2Q'06
EPS $ / Share
Energy                  $0.04
Wood Cost           $0.02
Freight                 ($0.01)
Packaging             $0.05
Papers                   $0.07
Wood Products    ($0.02)
1Q06 Tax rate 30%
2Q06 Tax rate 34%
IP Realty       ($0.02)
Land Sales     $0.00
2Q’06 vs. 1Q’06
EPS from cont. ops before special items
$.20
$.10
$.05
$.00
$.41
$.00
($.02)
$.00
$.09
($.01)

$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
6M'05 Price Volume /
Downtime
Cost /
Mix
Materials /
Freight
Land
Sales
Corporate
Items
Interest Tax Other 6M'06
EPS $ / Share
Packaging           $0.03
Papers                  $0.10
Wood Products  ($0.05)
2006 Tax rate 33%
2005 Tax rate 26%
6M’06 vs. 6M’05
EPS from cont. ops before special items
$.67
$.08
($.30)
$.16
($.04)
($.06)
$.07
($.08)
$.05
$.05
$.60
Energy              ($0.13)
Freight              ($0.08)
Wood Cost        ($0.02)
Other                 ($0.07)
Land Sales       $0.09
IP Realty         ($0.02)

Raw Material & Freight Costs
EBIT impact 6M’06 vs. 6M’05
Total of $220 million or $0.30 per share
negative impact in 6M’06 versus 6M’05
(120)
(100)
(80)
(60)
(40)
(20)
0
(120)
(100)
(80)
(60)
(40)
(20)
0
Energy Wood Chemicals
EBIT ($MM)
(94)
(13)
(36)
(57)
Non- U.S. Freight
(20)

Printing Papers
$1,915
254
Sales
Earnings
2Q’06 1Q’06
$ Millions
$ Millions
$ 1,895
128
2 U.S. operations only
3 Europe is average commodity cut-size price, excluding Russia
Average IP realization (includes the impact of mix across all grades)
Uncoated
Pulp
Europe  (uncoated)
Volume Realizations/ton
2Q’06 Change vs 1Q’06:
2Q’06 Change vs 1Q’06:
(2)%
2%
(10)%
$60
$25
€20
1 Includes a $31 million benefit from the elimination of Coated Paper’s depreciation expense
2
3
1
2

Industrial Packaging
Average IP realization (includes the impact of mix across all grades)
$ 1,240
100
Sales
Earnings
2Q’06 1Q’06
$ Millions
$ Millions
$ 1,170
38
Containerboard
U.S. Container
$50
$35
Volume Realizations/ton
2Q’06 Change vs 1Q’06:
2Q’06 Change vs 1Q’06:
(12%)
3%
1 U .S. operations only
1

Consumer Packaging
Average IP realization (includes the impact of mix across all grades)
$  795
41
Sales
Earnings
2Q’06 1Q’06
$ Millions
$ Millions
$  775
35
Coated Paperboard
Flat
Volume Realizations/ton
2Q’06 Change vs 1Q’06:
2Q’06 Change vs 1Q’06:
3%
Converting Businesses
Sales Revenue
4%
2 U.S. operations only
1 Includes a charge of $8 million for Shorewood Packaging asset write-off
2
1

Distribution
$ 1,690
36
Sales
Earnings
2Q’06
1Q’06
$ Millions
$ Millions
$ 1,650
27
xpedx reported record earnings for month,
quarter and six-month period
Revenues improved 8% vs. second quarter
2005
Expenses down, margins up

Forest Products
Average IP realization (includes the impact of mix across all grades)
$  595
184
Sales
Earnings
2Q’06
1Q’06
$ Millions
Lumber  (mbf)
Plywood (msf)
($15)
($5)
Volume Realizations/unit
$  630
226
2Q’06 Change vs 1Q’06:
2Q’06 Change vs 1Q’06:
6%
3%
1 U.S. operations only
1

Special Items – After Tax
• Transformation Plan Costs & Other (70)
• Divestitures
Gain on Conservation Tracts 39
Estimated Loss on Coated Paper Sale (53)
Special Items Total (84) ($0.17)
Discontinued Operations (Kraft Papers)
• Earnings 9
• Estimated Loss on Sale (10)
Discontinued Operations Total (1) $0.00
Special Items – After Tax
• Transformation Plan Costs & Other (70)
• Divestitures
Gain on Conservation Tracts 39
Estimated Loss on Coated Paper Sale (53)
Special Items Total (84) ($0.17)
Discontinued Operations (Kraft Papers)
• Earnings 9
• Estimated Loss on Sale (10)
Discontinued Operations Total (1) $0.00
$MM EPS
Special Items & Discontinued
Operations – 2Q’06

Earnings from Continuing Operations
and Before Special Items $0.41
Special Items (0.17)
Earnings from Continuing Operations 0.24
Discontinued Operations  0.00
Net Earnings $0.24
Earnings from Continuing Operations
and Before Special Items $0.41
Special Items (0.17)
Earnings from Continuing Operations 0.24
Discontinued Operations  0.00
Net Earnings $0.24
Reconciliation to 2Q’06
Diluted Earnings Per Share
Diluted EPS

Third Quarter 2006 Outlook
Volume – Continued solid, inventories in good
shape
Implementing IP’s previously announced price
increases in paper and packaging
Continued progress in improving operations
Costs remain high, outlook mixed
Volume – Continued solid, inventories in good
shape
Implementing IP’s previously announced price
increases in paper and packaging
Continued progress in improving operations
Costs remain high, outlook mixed

Transformation Plan Update
Continued focus on improving our key platform
operations
Communicated details on returning value to
shareholders on July 13, 2006
• Board authorized up to $3 billion share repurchase
• Plan to spend $6-7 billion to strengthen balance sheet
• Disciplined approach to strategic opportunities for
selective reinvestment
Divestment program on track
Continued focus on improving our key platform
operations
Communicated details on returning value to
shareholders on July 13, 2006
• Board authorized up to $3 billion share repurchase
• Plan to spend $6-7 billion to strengthen balance sheet
• Disciplined approach to strategic opportunities for
selective reinvestment
Divestment program on track
Second Quarter 2006

Carter Holt
Harvey
Forestlands
Coated
Papers
Beverage
Packaging
Kraft Papers
Wood
Products
Arizona
Chemical
Consider
Strategic
Options
Distribute
Sales
Book
Evaluate
Final
Bids
Sales
Agreement
Announced
Close
on
Sale
- Phase completed
5.7 MM acres
Inpacel
(Brazil)
Proceeds
$1.1B
$6.6B*
*Estimated proceeds to be received in 3Q’06 and 4Q’06
$1.4B
$0.2B
Could reach
decisions regarding
these assets within
the next 90 days
Sales Agreed To Date $9.3B
Transformation Plan Update
Divestments status as of August 1, 2006

20 Q & A Q & A

21 Appendix Appendix

Capital Spending
Depreciation & Amort.
Net Interest Expense
Corporate Items
Effective Tax Rate
Capital Spending
Depreciation & Amort.
Net Interest Expense
Corporate Items
Effective Tax Rate
$ 1.2 B
$ 1.2-1.3 B
$ 600 MM
$ 700-750 MM
33%
2006 Est.
Key Financial Statistics
$ 1.2 B
$ 1.4 B
$ 650 MM
$ 595 MM
27%
2005
$ 1.2 B
$ 1.4 B
$ 710 MM
$ 470 MM
26%
2004
1
Excludes Carter Holt Harvey results
2
Includes impact of all businesses except Coated Papers and Kraft Papers for entire year
3
Before special items
Updated as of August 1, 2006
1
1
3
3
2

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
Containerboard Uncoated Papers
Pulp Coated Paperboard
European Papers Coated Papers
*Includes indefinitely closed uncoated papers capacity at Pensacola, FL, Bastrop, LA and Jay, ME in 2Q05
(72,000 tons), 3Q05 (108,000 tons) and 4Q’05 (108,000 tons).  Permanently closed at end of 4Q’05.
168
44
49
232
Lack of Order Downtime
59
90
236
173
5
10
5
35
95
M  Short Tons
2002 2003 2004 2005
274*
270*
194*
28
2006
25

Earnings by Industry Segment
Earnings by Industry Segment
Printing Papers $215 $128 $156
Industrial Packaging 100 38 84
Consumer Packaging 49 35 53
Distribution 36 27 18
Forest Products 184 226 205
Other Businesses 16 10 7
Operating Profit 600 464 523
Interest Expense (148) (148) (166)
Minority Interest 2 3 2
Corporate Items, net (174) (176) (133)
Earnings from continuing operations
before income taxes, minority
interest & special items $280 $143 $226
Earnings by Industry Segment
Printing Papers $215 $128 $156
Industrial Packaging 100 38 84
Consumer Packaging 49 35 53
Distribution 36 27 18
Forest Products 184 226 205
Other Businesses 16 10 7
Operating Profit 600 464 523
Interest Expense (148) (148) (166)
Minority Interest 2 3 2
Corporate Items, net (174) (176) (133)
Earnings from continuing operations
before income taxes, minority
interest & special items $280 $143 $226
$ Millions
1Q’06*
1Q’06*
2Q’05*
2Q’05*
2Q’06
2Q’06
Before special items & Coated Papers depreciation expense
*Industry segment information has been reclassified to conform with minor changes in 2006 organizational structure as well as to reflect the Kraft Papers business as a discontinued operation and Coated Papers as a continuing operation.

Before Special Items
Q1 143 (44) (4) 95 30% 486.3 0.20
Q2 311 (106) (5) 200 34% 487.2 0.41
Special Items
Q1 (1,310) 36 - (1,274)         3% 486.3 (2.62)
Q2 (129) 45 - (84) 35% 487.2 (0.17)
Earnings from Continuing Operations
Q1 (1,167) (8) (4) (1,179) (1%) 486.3 (2.42)
Q2 182 (61) (5) 116 34% 487.2 0.24
2006 Earnings from Continuing
Operations
Pre-Tax  Tax MI Net ETR          Average Diluted
Shares EPS
$ MM MM Shares $/Share $ MM $ MM $ MM
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share; NM – Not Meaningful
1
A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information
2
Assuming dilution
2
1

* U.S. only
Average IP realization (includes the impact of mix across all grades)
Average Sales Realizations
(Preliminary)
Forest
Products
$/ton
Packaging
$/ton
Printing
Papers
Segments*
300
369
721
437
499
803
1Q’06
Average Sales Realizations
300
406
726
450
496
813
2Q’05
285
347
772
502
528
885
Jun 06
Plywood, $/MSF
Lumber, $/MBF
Corrugated boxes
Containerboard
Pulp
Uncoated
Grades
293
372
754
489
525
862
2Q’06
309
416
721
442
475
810
Jun 05

Forest Resources
Earnings Sources – Gross Margin
• Forestland Sales $101 $103 $67
• Harvest & Recreational Income 61 72 62
Forestland Expenses (31) (30) (39)
Land Utilization (real estate),
Net of Expenses 29 45 39
Total EBIT $160 $190 $129
Earnings Sources – Gross Margin
• Forestland Sales $101 $103 $67
• Harvest & Recreational Income 61 72 62
Forestland Expenses (31) (30) (39)
Land Utilization (real estate),
Net of Expenses 29 45 39
Total EBIT $160 $190 $129
$ Millions
1Q’06
1Q’06
2Q’05
2Q’05
2Q’06
2Q’06
1
Excludes U.S. forestlands identified for sale as part of transformation plan
1

Raw Material & Freight Costs
EBIT impact 2Q’06 vs. 1Q’06
Total of $37 million or $0.05 per share
positive impact in 2Q’06 versus 1Q’06
(10)
(5)
0
5
10
15
20
25
30
(10)
(5)
0
5
10
15
20
25
30
Energy Wood Other
EBIT ($MM)
24
15
2
(4)
Freight

0
50
100
150
200
250
300
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr July
Index: Jan 2003 Natural Gas Costs = 100
2003 2004
Natural gas costs
peaked in October
Natural Gas Costs
2005
Trended lower in 2Q’06
2006
* U.S. pulp & paper mills average

90
100
110
120
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr July
U.S. Mill Wood Costs
Index: Jan 2003 Wood Costs = 100
2003 2004
* Delivered cost to U.S. pulp & paper mills
Trended lower in 2Q’06
2005
U.S. mill wood costs
decreased in 2Q’06
2006

0
100
200
300
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr July
Index: Jan 2003 Caustic Soda Costs = 100
2003 2004
Caustic soda costs
remain historically high
Caustic Soda Costs
2005
Trended lower in 2Q’06
2006
* Delivered cost to U.S. facilities

Global Consumption
Key input indicative annual purchase levels
Natural Gas MMbtu 37,000,000        16,000,000
# 6 Fuel Oil BBL 5,000,000 440,000
Coal Tons 1,600,000             230,000
Wood Tons 65,000,000          5,700,000
OCC Tons 600,000             310,000
Caustic Soda Tons 315,000                60,000
Sodium Chlorate Tons 290,000                40,000
LD Polyethylene Tons 100,000                        -
Latex Tons 41,000                  4,000
Energy
Energy
Fiber
Fiber
Chemicals
Chemicals
Units
Units
U.S.
U.S.
Non- U.S.
Non- U.S.
3
Old corrugated containers
1
2006 Run Rate
2
Includes Coated Papers business
3
2
1

33